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                                  EXHIBIT 99.6

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The information contained herein is furnished to you solely by Greenwich Capital
Markets, Inc. (the "Underwriter") (and not by the issuer of the securities or any of its affiliates) to assist you in making a preliminary analysis of the securities referenced herein. This information is not an offer to sell securities or a solicitation of an offer to buy securities in any state where such offer or sale is prohibited. The Underwriter is acting in its capacity as underwriter and not as agent for the issuer of its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to completion and change, and supersedes all information relating to the subject securities that has been made available to you previously. You are urged to read the related final base prospectus and prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information affecting the subject securities that is not contained herein. You are urged to conduct such investigation as you deem necessary and consult your own legal, tax, financial and accounting advisors in order to make an independent determination of the suitability, risks and consequences of an investment in such securities.

Certain of the information contained herein may be based upon numerous assumptions (which assumptions may not be specifically identified in the information), and changed in such assumptions may dramatically affect information such as the weighted average lives, yields, principal payment periods, etc. The Underwriter does not make any representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

The Underwriter and its affiliates may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or similar securities, and perform investment banking services for any company mentioned herein.

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EQUITY ONE: 2005-D

AGGREGATE POOL

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

                                                                                                     WEIGHTED
                                                                                                     AVERAGE
                                                                                       WEIGHTED     COMBINED
                                                                          WEIGHTED      AVERAGE     ORIG LTV
                                                                 PCT BY    AVERAGE       STATED    (INCLUDING    WEIGHTED
COMBINED LTV (INCLUDING        # OF       CURRENT PRINCIPAL   CURR PRIN      GROSS    REMAINING        SILENT     AVERAGE
SILENT SECONDS)               LOANS                 BALANCE         BAL     COUPON         TERM       SECONDS)       FICO
-----------------------       ------     ------------------  ----------   ---------  -----------  -----------   ---------

0.01- 49.99                      40        4,161,957.24         1.39%       7.327         358          39.98       610
50.00- 59.99                     36        5,100,585.65         1.71%       6.790         339          56.49       615
60.00- 69.99                     92       16,152,999.90         5.40%       6.909         353          65.66       600
70.00- 79.99                    201       39,604,717.11        13.25%       6.930         354          75.10       618
80.00                           178       27,985,958.94         9.36%       7.023         354          80.00       621
80.01- 89.99                    359       62,202,828.83        20.80%       7.186         353          85.50       612
90.00- 99.99                    499       84,215,836.46        28.17%       7.373         357          91.62       627
100.00                          379       59,575,823.67        19.92%       7.438         357         100.00       655
TOTAL                         1,784      299,000,707.80       100.00%       7.220         355          86.02       626

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